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Exhibit 10.9

Signal Solutions
A General Dynamics Company

Amendment of Solicitation/Modification to Subcontract—QSF 4.6.24

(1) Modification No.: 0001	(2) Effective Date: 8/5/05	(3) Page 1 of 2

(4) Issued By: Signal Solutions, Inc. A General Dynamics Company 3040 Williams Drive, Suite 200 Fairfax, VA 22031	(5) ☐ Amendment of Solicitation No. Dated: (See Block 8) ☒ Modification of Subcontract/ Order #: 99-108-Argus-ITOPII Dated: 6/1/2000 (See Block 10)

(6) Subcontractor/Offeror Name and Address: Name Mobility Technologies, Inc. Street 851 Duportail Road, Suite 220 City, State, Zip Wayne, PA 19087	(7) Prime Contract/RFP No.: DTTS59-99-D00445 DTOS59-96-D00421 Customer Agency: ITOP II

(8)
This Block Applies Only to Amendments of Solicitations:
☐	The above numbered solicitation is amended as set forth in Block 11. The hour and date specified for Offerors
☐	is extended ☐ is not extended
☐	Acceptance of this modification is indicated.

(a) By signing and returning        copies of this amendment; (b) by acknowledging receipt of this amendment on each copy of the offer submitted; or, (c) by separate letter or telegram, which includes a reference to the solicitation and amendment numbers. Failure of your acknowledgment to be received at the issuing office prior to the hour and date specified may result in rejection of your offer. If, by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided such telegram makes reference to the solicitation and this amendment prior to the opening hour and date specified in the solicitation.

(9) Accounting and Appropriation Data:

(10) This Block Applies Only to Modifications to Subcontracts/Orders

☒	This Change Order is issued pursuant to mutual agreement. The changes set forth in Block 11 are made to the above numbered Subcontract/Order.
☐	The above numbered Subcontract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation data, etc.) set forth in Block 11.
☐	This Supplemental Agreement is entered into pursuant to authority of . It modifies the above numbered Subcontract specified in Block 5 asset forth in Block 11.

(11) Description of Amendment/Modification:

Except as provided herein, all terms and conditions of document referenced in Block 5. as heretofore changed, remain unchanged and in full force and effect.

(12) ☒ Subcontractor/Offeror is not required to sign this document.

☐ Subcontractor/Offeror is required to sign this document and return              copies to Prime Contractor

(13) Name of Subcontractor/Offeror By:	(14) By:

/s/ TERRIANN ROGERS (Signature of person authorized to sign)	/s/ DAVID L. JANNETTA (Signature of person authorized to sign)

Release Date: 11/28/03	Confidential and Proprietary	Page 1 of 2 Document #: QSF 4.6.24

Signal Solutions
A General Dynamics Company

Amendment of Solicitation/Modification to Subcontract—QSF 4.6.24

(15) Name & Title of Signer	(16) Date Signed	(17) Name & Title of Signer	(18) Date Signed
Terriann Rogers, Director of Contract Procurement	8/5/05	DAVID L. JANNETTA, PRES.	8/5/05

The purpose of this modification is to incorporate Part 5, Section F (in part) of the prime contract as follows:

5.
Section F. "Deliveries or Performance":

  Item 010AA —                      The obligation of the Consortium Members to provide the Government services under this task order will end ten (10) years from date of system acceptance in each metropolitan area, or January 1, 2012, whichever is earlier of the two dates. However, after this period, Mobility Technologies is expected to continue to provide services to public agencies and commercial clients on an ongoing basis. The continued services for public agencies will be consistent with that provided under the task order and will be provided at no cost to the public agencies.

Except as provided herein, all terms and conditions of the document referenced in Block 5, as heretofore changed, remain unchanged and in full force and effect.

Release Date: 11/28/03	Confidential and Proprietary	Page 2 of 2 Document #: QSF 4.6.24

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Amendment of Solicitation/Modification to Subcontract—QSF 4.6.24
Amendment of Solicitation/Modification to Subcontract—QSF 4.6.24